UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2023

EVO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40029	85-4030703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 Stateline Road

Crystal Bay, Nevada 89402

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 624-9360

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	EVOJU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock included as part of the units	EVOJ	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units	EVOJW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 4, 2023, Evo Acquisition Corp., a Delaware corporation (“Evo”), issued a press release announcing its intent to liquidate as soon as practicable on or after May 8, 2023. In view of the previously announced termination of Evo’s Business Combination Agreement with 20Cube Logistics Pte. Ltd. and certain other parties, the Board of Directors of Evo has determined not to further extend the deadline date in which Evo is required to consummate a business combination beyond the current expiration date, May 8, 2023. A copy of the press release with respect to the liquidation is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

After satisfying its liabilities for expenses and working capital loans, Evo expects to redeem all of its outstanding shares of Class A common stock for an estimated redemption price of approximately $10.12 per share (the “Redemption Amount”) after the payment of taxes and dissolution expenses. On or about the close of business on May 9, 2023, the Class A common stock will be deemed canceled and will represent only the right to receive the Redemption Amount. The Redemption Amount will be payable to the holders of Class A common stock through the facilities of Continental Stock Transfer & Trust Company, Evo’s transfer agent.

Evo expects that The Nasdaq Stock Market LLC will file a Form 25 with the Securities and Exchange Commission to delist its securities and to terminate the registration of Evo’s securities pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. Evo thereafter expects to file a Form 15 to terminate its reporting obligations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated May 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVO ACQUISITION CORP.

By:	/s/ Richard Chisholm
	Name:	Richard Chisholm
	Title:	Chief Executive Officer

Date: May 4, 2023